UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor

New York, NY 10118

(Address of principal executive offices, including zip code)

(646) 710-3417

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

As previously announced, on January 6, 2025, Shutterstock, Inc., a Delaware corporation (“Shutterstock”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Shutterstock, Grammy HoldCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Shutterstock (“HoldCo”), and Grammy Merger Sub One, Inc., Delaware corporation and a direct wholly owned subsidiary of HoldCo (“Merger Sub 1”), Getty Images Holdings, Inc., a Delaware corporation (“Getty Images”), Grammy Merger Sub 2, Inc., a Delaware corporation and wholly owned subsidiary of Getty Images (“Merger Sub 2”), and Grammy Merger Sub 3, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Getty Images (“Merger Sub 3”), pursuant to which, subject to the terms and conditions set forth therein, (a) Merger Sub 1 will be merged with and into Shutterstock, with Shutterstock surviving such merger as a wholly owned subsidiary of HoldCo (the “First Merger”), immediately followed by a conversion of Shutterstock into a Delaware limited liability company (the “LLC Conversion”); (b) Merger Sub 2 will be merged with and into Holdco (the “Second Merger”), with HoldCo surviving the Second Merger as a wholly owned subsidiary of Getty Images; and (c) immediately after the Second Merger, HoldCo will be merged with and into Merger Sub 3 (the “Third Merger”, together with the First Merger, the LLC Conversion and the Second Merger, the “Transactions”), with Merger Sub 3 surviving the Third Merger as a wholly owned subsidiary of Getty Images. Getty Images filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 and Amendment No. 1 on April 28, 2025 (File No. 333-286241) (the “Registration Statement”), containing a proxy statement of Shutterstock and an information statement and prospectus of Getty Images (as amended, the “information statement and proxy statement/prospectus”). The Registration Statement was declared effective by the SEC on April 30, 2025. On April 30, 2025, Shutterstock filed with the SEC a definitive proxy statement (the “Proxy Statement”) with respect to the special meeting of the stockholders of Shutterstock to be held on June 10, 2025 to, among other things, consider and vote on a proposal to approve the adoption of the Merger Agreement. In addition, on April 30, 2025, Getty Images filed with the SEC the definitive information statement/prospectus.

Litigation Related to the Transactions

Since the Proxy Statement was filed with the SEC on April 30, 2025, two complaints have been filed against Shutterstock and each member of Shutterstock’s board of directors (the “Individual Defendants”). The two complaints are captioned as follows: Johnson v. Shutterstock, Inc., et al., 682860/2025 (filed in the Supreme Court of the State of New York, County of New York, Commercial Division (the “Johnson Action”) and Weiss v. Shutterstock, Inc., et al., 652853/2025 at ECF No. 1, filed in the Supreme Court of the State of New York, County of New York, Commercial Division (the “Weiss Action”, and together with the Johnson Action, the “Stockholder Actions”). The Stockholder Actions allege that, among other things, the Proxy Statement contains false and misleading and/or incomplete information regarding the Transactions. The Stockholder Actions assert claims for (i) negligent misrepresentation and concealment, and (ii) negligence in connection with the filing of the allegedly false and misleading Proxy Statement. The Stockholder Actions seek an injunction enjoining the consummation of the Transactions unless and until the Individual Defendants disclose the allegedly omitted material information, in the event that the Transactions are consummated, rescission of the Transactions and awarding actual and punitive damages to plaintiff, and an award of attorneys’ and experts’ fees.

In addition to the Stockholder Actions, beginning on April 25, 2025, certain purported stockholders of Shutterstock and Getty Images sent demand letters (the “Demand Letters”, and together with the Stockholder Actions, the “Matters”) alleging similar deficiencies regarding the disclosures made in the Proxy Statement and seeking additional disclosures to address those alleged deficiencies.

Shutterstock believes it has substantial defenses in connection with the Matters and no supplemental disclosure is required under applicable law. However, in order to avoid the risk that the Matters may delay or otherwise adversely affect the implementation of the Transactions, to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Shutterstock has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K to provide additional information to Shutterstock stockholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement. To the contrary, Shutterstock denies all allegations in the Matters that any additional disclosure was or is required.

SUPPLEMENT TO THE PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of May 30, 2025 unless the information indicates that another date applies. New text within restated language from the Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Proxy Statement is indicated by ~~strikethrough text~~.

1.	The section of the Proxy Statement entitled “The Merger—Unaudited Prospective Financial Information—Shutterstock Forecast” is hereby supplemented as follows:

The third full paragraph on page 60 is hereby amended and restated in its entirety to read as follows:

The following table contains certain unaudited prospective financial information for Shutterstock (the “Shutterstock forecast for Shutterstock”):

Income Statement	Fiscal Year Ending December 31,
($ in millions)	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Revenue	$940	$1,059	$1,113	$1,168	$1,191	$1,199	$1,142	$1,100	$1,050	$995	$935
Gross Profit(1)	718	824	869	916	932	935	887	852	812	767	719
Adjusted EBITDA(2)	247	285	312	345	361	360	336	315	292	268	249
Taxable EBIT (3)	110	142	171	207	221	227	216	204	187	170	159
NOPAT (4)	87	112	135	163	174	179	171	161	147	134	126

(1)	“Gross Profit” is a non-GAAP measure that reflects total revenue less royalties paid to contributors, certain custom production costs and credit card processing fees. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(2)	“Adjusted EBITDA” is a non-GAAP measure that reflects earnings before interest, tax, depreciation and amortization (excluding the impact of stock-based compensation), excluding merger-related expenses and other non-operating items. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(3)	“Taxable EBIT” is a non-GAAP measure that reflects earnings before interest and taxes (excluding the impact of stock-based compensation), excluding merger-related expenses and other non-operating items. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(4)	“NOPAT” is a non-GAAP measure that reflects EBIT less taxes and assumes a tax rate of 21%. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

The first full paragraph on page 61 is hereby amended and restated in its entirety to read as follows:

The following table contains certain unaudited prospective financial information for Getty Images (the “Shutterstock forecast for Getty Images”):

Income Statement	Fiscal Year Ending December 31,
($ in millions)	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$939	$960	$993	$1,018	$1,054	$1,080
Gross Profit	679	694	718	733	759	778
Adjusted EBITDA(1)	293	303	318	323	338	347
Taxable EBIT (2)	215	207	227	231	247	256
NOPAT (3)	170	164	179	182	195	202

(1)	“Adjusted EBITDA” is a non-GAAP measure that reflects earnings before interest, tax, depreciation and amortization (excluding the impact of stock based compensation), excluding merger-related expenses and other non-operating items. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(2)	“Taxable EBIT” is a non-GAAP measure that reflects earnings before interest and taxes (excluding the impact of stock-based compensation), excluding merger-related expenses and other non-operating items. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(3)	“NOPAT” is a non-GAAP measure that reflects EBIT less taxes, calculated using an assumed tax rate of 21%. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

2.	The section of the Proxy Statement entitled “The Merger—Opinion of J.P. Morgan Securities LLC” is hereby supplemented as follows:

The fourth full paragraph on page 64 is hereby amended and restated in its entirety as follows:

Using publicly available information, J.P. Morgan compared selected financial data of Shutterstock with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be sufficiently analogous to Shutterstock (or aspects thereof). ~~The companies selected by J.P. Morgan were as follows:~~

~~● Angi Inc.~~

~~● eBay Inc.~~

~~● Etsy, Inc.~~

~~● Fiverr International Ltd.~~

~~● Getty Images Holdings, Inc.~~

~~● GoDaddy, Inc.~~

~~● Upwork, Inc.~~

The sixth full paragraph on page 64 is hereby amended and restated in its entirety as follows:

Using publicly available information, J.P. Morgan calculated, for each selected company, the multiple of the firm value (the “FV”) (calculated as equity value, plus or minus, as applicable, net debt or net cash and cash equivalents) to the analyst consensus estimates of calendar year 2025 adjusted EBITDA for the applicable company (the “FV/2025E Adj. EBITDA Multiple”). The companies selected by J.P. Morgan for its analyses, and the FV/2025E Adj. EBITDA Multiple for each company, were as follows:

Company	FV/2025E Adj. EBITDA
Angi Inc.	6.8	x
eBay Inc.	9.5	x
Etsy, Inc.	9.9	x
Fiverr International Ltd.	13.6	x
Getty Images Holdings, Inc.	7.5	x
GoDaddy, Inc.	20.9	x
Upwork, Inc.	11.0	x

The fifth full paragraph on page 65 is hereby amended and restated in its entirety as follows:

J.P. Morgan calculated the implied equity values of Getty Images and Shutterstock by adjusting their respective firm values, as determined in J.P. Morgan’s discounted cash flow analyses described above, by subtracting net debt for each of Getty Images and Shutterstock as of September 30, 2024 of $1,330 million and $119 million, respectively, each as provided by Getty Images’ management. This analysis indicated a range of implied equity value for Getty Images of $986 million to $1,653 million, and for Shutterstock of $434 million to $516 million on a stand-alone basis.

3.	The section of the Proxy Statement entitled “The Merger—Opinion of Allen & Company LLC” is hereby supplemented as follows:

The second full paragraph on page 76 is hereby amended and restated in its entirety as follows:

Shutterstock. In its selected public companies analysis of Shutterstock, Allen & Company reviewed certain financial and stock market information relating to Shutterstock and ~~the following~~ nine selected publicly traded companies (which are referred to in this Section as the “Shutterstock selected companies”) with operations in the media and content industry that Allen & Company considered generally relevant for purposes of analysis~~, which are referred to in this section as the “Shutterstock selected companies”:~~.

~~• Bumble Inc.~~

~~• Chegg, Inc.~~

~~• Etsy, Inc.~~

~~• Getty Images Holdings, Inc.~~

~~• GoodRX~~

~~• Groupon, Inc.~~

~~• Match Group, Inc.~~

~~• Upwork Inc.~~

~~• Yelp Inc.~~

The third full paragraph on page 76 is hereby amended and restated in its entirety as follows:

Allen & Company reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock prices on January 6, 2025 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets, as a multiple of calendar year 2025 and 2026 estimated earnings before interest, taxes, depreciation and amortization (excluding the impact of stock-based compensation) (“EBITDA (Pre-SBC)”). Financial data of the Shutterstock selected companies (other than Getty Images) were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information as of January 6, 2025. Getty Images financial data was based on the Getty Images adjusted forecasts and publicly available information as of January 2, 2025, the last trading day prior to public rumors of a potential merger of Shutterstock and Getty Images (the “unaffected date”). The EBITDA (Pre-SBC) multiples for the Shutterstock selected companies for 2025 and 2026 were as follows:

Company	2025 EBITDA	2026 EBITDA
	(Pre-SBC) Multiple	(Pre-SBC) Multiple
Bumble Inc.	9.1x	8.5x
Chegg, Inc.	3.3x	3.5x
Etsy, Inc.	10.1x	9.5x
Getty Images Holdings, Inc.	7.1x	6.8x
GoodRx Holdings, Inc.	6.9x	6.3x
Groupon, Inc.	8.1x	6.8x
Match Group, Inc.	9.1x	8.5x
Upwork Inc.	11.3x	9.5x
Yelp Inc.	7.3x	6.9x

The last paragraph on page 76 is hereby amended and restated in its entirety to read as follows:

The overall low to high calendar year 2025 estimated EBITDA (Pre-SBC) multiple range observed for the Shutterstock selected companies was 3.3x to 11.3x. The overall low to high calendar year 2026 estimated EBITDA (Pre-SBC) multiple range observed for the Shutterstock selected companies was 3.5x to 9.5x. Allen & Company then applied a selected range of calendar year 2025 estimated EBITDA (Pre-SBC) multiples derived from the Shutterstock selected companies, using its experience and professional judgment, of 5.0x to 6.5x to corresponding data of Shutterstock based on the Shutterstock forecasts. This analysis indicated an approximate implied equity value reference range for Shutterstock of $34.70 to $45.92 per share. Allen & Company then applied a selected range of calendar year 2026 estimated EBITDA (Pre-SBC) multiples derived from the Shutterstock selected companies, using its experience and professional judgment, of 4.5x to 6.0x to corresponding data of Shutterstock based on the Shutterstock forecasts, to derive an enterprise value range of $1.4 billion to $1.9 billion. Allen & Company then adjusted such enterprise value range by Shutterstock’s cash of $121 million (which was further adjusted for dividend payouts with an ex-dividend date of November 29, 2024), debt of $279 million and unconsolidated assets of $47 million, each as of September 30, 2024, per Shutterstock’s most recent public filings, to derive an equity value range of Shutterstock. Allen & Company then divided such equity value range by Shutterstock’s fully diluted shares outstanding as of January 6, 2025, per Shutterstock management. This analysis indicated an approximate implied equity value reference range for Shutterstock of $34.20 to $46.49 per share.

The first full paragraph on page 77 is hereby amended and restated in its entirety as follows:

Getty Images. In its selected public companies analysis of Getty Images, Allen & Company reviewed certain financial and stock market information relating to Getty Images and ~~the following~~ nine publicly traded companies (which are referred to in this section as the “Getty Images selected companies”) with operations in the media and content industry that Allen & Company considered generally relevant for purposes of analysis~~, which are referred to in this section as the “Getty Images selected companies”:~~.

~~• Bumble Inc.~~

~~• Chegg, Inc.~~

~~• Etsy, Inc.~~

~~• GoodRX~~

~~• Groupon, Inc.~~

~~• Match Group, Inc.~~

~~• Shutterstock, Inc.~~

~~• Upwork Inc.~~

~~• Yelp Inc.~~

The second full paragraph on page 77 is hereby amended and restated in its entirety as follows:

Allen & Company reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock prices on January 6, 2025 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets, as a multiple of calendar year 2025 and 2026 estimated EBITDA (Pre-SBC). Financial data of the Getty Images selected companies (other than Shutterstock) were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information as of January 6, 2025. Shutterstock financial data was based on the Shutterstock forecasts and publicly available information as of the unaffected date. The EBITDA (Pre-SBC) multiples for the Getty Images selected companies for 2025 and 2026 were as follows:

Company	2025 EBITDA	2026 EBITDA
	(Pre-SBC) Multiple	(Pre-SBC) Multiple
Bumble Inc.	9.1x	8.5x
Chegg, Inc.	3.3x	3.5x
Etsy, Inc.	10.1x	9.5x
GoodRx Holdings, Inc.	6.9x	6.3x
Groupon, Inc.	8.1x	6.8x
Match Group, Inc.	9.1x	8.5x
Shutterstock, Inc.	4.3x	3.9x
Upwork Inc.	11.3x	9.5x
Yelp Inc.	7.3x	6.9x

The third full paragraph on page 77 is hereby amended and restated in its entirety to read as follows:

The overall low to high calendar year 2025 estimated EBITDA (Pre-SBC) multiple range observed for the Getty Images selected companies was 3.3x to 11.3x. The overall low to high calendar year 2026 estimated EBITDA (Pre-SBC) multiple range observed for the Getty Images selected companies was 3.5x to 9.5x. Allen & Company then applied a selected range of calendar year 2025 estimated EBITDA (Pre-SBC) multiples derived from the Getty Images selected companies, using its experience and professional judgment, of 7.0x to 8.5x to corresponding data of Getty Images based on the Getty Images adjusted forecasts. This analysis indicated an approximate implied equity value reference range for Getty Images of $2.03 to $3.11 per share. Allen & Company then applied a selected range of calendar year 2026 estimated EBITDA (Pre-SBC) multiples derived from the Getty Images selected companies, using its experience and professional judgment, of 6.5x to 8.0x to corresponding data of Getty Images based on the Getty Images adjusted forecasts, to derive an enterprise value range of $2.1 billion to $2.5 billion. Allen & Company then adjusted such enterprise value range by Getty Images’ cash of $110 million, debt of $1,349 million, noncontrolling interests of $48 million and unconsolidated assets of $14 million, each as of September 30, 2024, per Getty Images’ most recent public filings, to derive an equity value range of Getty Images. Allen & Company then divided such equity value range by Getty Images’ fully diluted shares outstanding as of January 6, 2025, per Getty Images management. This analysis indicated an approximate implied equity value reference range for Getty Images of $1.90 to $3.03 per share.

The last paragraph on page 77 is hereby amended and restated in its entirety to read as follows:

Shutterstock. Allen & Company performed a discounted cash flow analysis of Shutterstock by calculating, based on the Shutterstock forecasts, the estimated present value (as of December 31, 2024) of the standalone unlevered, after-tax free cash flows that Shutterstock was forecasted to generate during the fiscal years ending December 31, 2024 through December 31, 2034. For purposes of this analysis, stock-based compensation was treated as a cash expense. Allen & Company calculated implied terminal values for Shutterstock by applying to Shutterstock’s unlevered, after-tax free cash flows for the fiscal year ending December 31, 2034 a selected range of perpetuity growth rates of (1.0%) to 1.0%. The present values (as of December 31, 2024) of the cash flows and terminal values were then calculated using the mid-year discounting convention and a range of discount rates from 9.0% to 11.0%, based on an analysis of the weighted average cost of capital of Shutterstock, to derive an enterprise value range of $1.4 billion to $1.7 billion. Allen & Company then adjusted such enterprise value range by Shutterstock’s cash of $121 million (which was further adjusted for dividend payouts with an ex-dividend date of November 29, 2024), debt of $279 million and unconsolidated assets of $47 million, each as of September 30, 2024, per Shutterstock’s most recent public filings, to derive an equity value range of Shutterstock. Allen & Company then divided such equity value range by Shutterstock’s fully diluted shares outstanding as of January 6, 2025, per Shutterstock management. This analysis indicated an approximate implied equity value reference range for Shutterstock of $32.91 to $41.56 per share.

The first full paragraph on page 78 is hereby amended and restated in its entirety to read as follows:

Getty Images. Allen & Company performed a discounted cash flow analysis of Getty Images by calculating, based on the Getty Images adjusted forecasts, the estimated present value (as of December 31, 2024) of the standalone unlevered, after-tax free cash flows that Getty Images was forecasted to generate during the fiscal years ending December 31, 2024 through December 31, 2029. For purposes of this analysis, stock-based compensation was treated as a cash expense. Allen & Company calculated implied terminal values for Getty Images by applying to Getty Images’ unlevered, after-tax free cash flows for the fiscal year ending December 31, 2029 a selected range of perpetuity growth rates of 1.0% to 3.0%. The present values (as of December 31, 2024) of the cash flows and terminal values were then calculated using the mid-year discounting convention and a range of discount rates from 9.0% to 11.0%, based on an analysis of the weighted average cost of capital of Getty Images, to derive an enterprise value range of $1.9 billion to $2.9 billion. Allen & Company then adjusted such enterprise value range by Getty Images’ cash of $110 million, debt of $1,349 million, noncontrolling interests of $48 million and unconsolidated assets of $14 million, each as of September 30, 2024, per Getty Images’ most recent public filings, to derive an equity value range of Getty Images. Allen & Company then divided such equity value range by Getty Images’ fully diluted shares outstanding as of January 6, 2025, per Getty Images management. This analysis indicated an approximate implied equity value reference range for Getty Images of $1.46 to $3.92 per share.

Additional Information about the Transactions and Where to Find It

In connection with the proposed Transactions between Getty Images and Shutterstock pursuant to the Merger Agreement, on March 31, 2025, Getty Images filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on April 28, 2025 (the “Registration Statement”), that includes an information statement of Getty Images and a proxy statement of Shutterstock and that also constitutes a prospectus with respect to shares of Getty Images’ common stock to be issued in the proposed transaction. The Registration Statement on Form S-4 was declared effective by the SEC on April 30, 2025. Shutterstock filed a definitive proxy statement and Getty Images filed a definitive information statement and prospectus (the “Information Statement and Proxy Statement/Prospectus”) with the SEC on April 30, 2025 and commenced mailing to their respective stockholders on April 30, 2025. Each of Getty Images and Shutterstock may also file with or furnish to the SEC other relevant documents regarding the proposed Transactions. This current report on Form 8-K is not a substitute for the Information Statement and Proxy Statement/Prospectus or any other document that Getty Images or Shutterstock has filed or may file with or furnish to the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH, OR FURNISHED TO, THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Information Statement and Proxy Statement/Prospectus and other documents containing important information about Getty Images, Shutterstock and the proposed Transactions filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Getty Images are available free of charge on Getty Images’ website at investors.gettyimages.com or by contacting Getty Images’ Investor Relations department by email at investorrelations@gettyimages.com. Copies of the documents filed with or furnished to the SEC by Shutterstock are available free of charge on Shutterstock’s website at investor.shutterstock.com or by contacting Shutterstock’s Investor Relations department by email at IR@Shutterstock.com.

Participants in the Solicitation

This current report on Form 8-K is not a solicitation of proxies in connection with the proposed Transactions. Getty Images, Shutterstock and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information about the directors and executive officers of Getty Images, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Getty Images’ Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025 and in the Information Statement and Proxy Statement/Prospectus. Information about the directors and executive officers of Shutterstock, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Shutterstock’s Form 10-K for the year ended December 31, 2024 filed with the SEC on February 25, 2025, as amended by Amendment No. 1 to such Form 10-K filed with the SEC on March 28, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Information Statement and Proxy Statement/Prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed Transactions. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This current report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

The statements in this current report on Form 8-K include forward-looking statements concerning Getty Images, Shutterstock, the proposed Transactions described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this current report on Form 8-K relate to, among other things, obtaining applicable regulatory and stockholder approvals for the proposed Transactions on a timely basis or otherwise, satisfying other closing conditions to the proposed Transactions, on a timely basis or otherwise, the expected tax treatment of the proposed Transactions, the expected timing of the proposed Transactions, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. Important factors that could cause actual results to differ materially from the forward-looking statements include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; interloper risk; failure to satisfy other closing conditions to the Transactions or to complete the Transactions on anticipated terms and timing (or at all); negative effects of the announcement of the Transactions on the ability of Shutterstock or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who Shutterstock or Getty Images does business, or on Shutterstock or Getty Images’ operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the Transactions will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the Transactions and/or unknown or inestimable liabilities; restrictions during the pendency of the Transactions that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the Transactions; the potential impact of the announcement or consummation of the Transactions on Getty Images’, Shutterstock’s or the combined company’s relationships with suppliers, customers, employers and regulators; demand for the combined company’s products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the Shutterstock stockholders; the occurrence of any event that could give rise to the termination of the proposed Transactions; and Getty Images’ ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed Transactions is included in the Information Statement and Proxy Statement/Prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the Information Statement and Proxy Statement/Prospectus is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: May 30, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer